INCOME TAXES	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 16 - INCOME TAXES

The Company conducts its major businesses in Japan and is subject to tax in this jurisdiction. During the years ended December 31, 2023, 2022 and 2021, substantially all taxable income of the Company is generated in Japan. As a result of its business activities, the Company files tax returns that are subject to examination by the local tax authority. Income taxes in Japan applicable to the Company are imposed by the national, prefectural, and municipal governments, and in the aggregate resulted in an effective statutory rate of approximately 30.62% for the years ended December 31, 2023, 2022 and 2021.

For the years ended December 31, 2023, 2022 and 2021, the Company’s income tax expenses are as follows:

	For the Years Ended December 31,
	2023	2022	2021
Current	639,948	448,089	232,794
Deferred	(373,969)	(102,909)	(11,410)
Total	265,979	345,180	221,384

A reconciliation of the effective income tax rates reflected in the accompanying consolidated statements of operations and comprehensive income to the Japanese statutory tax rate for the years ended December 31, 2023, 2022 and 2021 is as follows:

	For the Years Ended December 31,
	2023	2022	2021
Japanese statutory tax rate	30.62%	30.62%	30.62%
Entertainment expenses not deductible	2.21%	3.82%	5.94%
Unrecognized gain in connection with reorganization	0.00%	8.80%	5.55%
Non-taxable dividend income	(0.02)%	(0.26)%	(0.58)%
Stock based compensation expense not deductible	0.01%	0.31%	0.71%
Change on valuation allowance	0.00%	1.77%	0.00%
Effect of different statutory tax rate in Japan	(2.59)%	1.60%	0.00%
Other adjustments	(4.03)%	(1.86)%	(2.97)%
Subtotal	26.20%	44.80%	39.27%
Undistributed retained earnings tax*	0.00%	7.82%	5.00%
Effective tax rate	26.20%	52.62%	44.27%

*	The Company is a Specified Family Company, as one shareholder and its related persons hold more than 50% of its total outstanding shares. Hence, in addition to the normal corporate income taxes, the Company is also subject to a special tax on its undistributed retained earnings (“URE”) for each fiscal year, after the Company’s capital stock exceeds JPY100 million. URE tax is imposed on the Company’s URE, which is defined as the Company’s taxable income for the year minus the sum of the dividends declared, the adjusted corporate income tax, and the URE credit (which usually is 40% of the taxable income). The portion of its URE not more than JPY30 million is subject to a rate of 10%, the portion between JPY30 million and JPY100 million is subject to a rate of 15%, and the portion over JPY100 million is subject to a rate of 20%.

The tax effects of temporary differences that give rise to the deferred income tax assets and liabilities at December 31, 2023 and 2022 are presented below:

	December 31,	December 31,
	2023	2022
Deferred income tax assets
Revenue and expense adjustments	50,092	29,145
Allowance for credit losses	25,395	10,080
Fair value change and impairment on investment securities	34,313	28,825
Unrealized gain on sales arrangement with repurchase clause*	-	12,018
Lease liabilities	740,381	812,434
Stock based compensations	339,539	238,846
Net operating loss carryforwards	236,525	19,285
Others	48,274	24,244
Total deferred income tax assets, gross	1,474,519	1,174,877
Less: valuation allowance	-	(19,285)
Total deferred income tax assets, net	1,474,519	1,155,592

Deferred income tax liabilities
Change in cash surrender value of life insurance policies	(23,149)	(11,132)
Right-of-use assets	(746,002)	(801,286)
Unrealized loss on sales arrangement with repurchase clause*	(10,713)	-
Intangible assets acquired through business combination	(109,874)	(132,361)
Total deferred income tax liabilities	(889,738)	(944,779)

Deferred income tax assets, net (included in other assets)	669,854	327,992
Deferred income tax liabilities, net (included in other liabilities)	(85,073)	(117,179)

*	Represents unrecognized gain or loss for accounting purpose, recognized gain or loss for tax purpose.

The realization of deferred tax assets is dependent upon the generation of sufficient taxable income of the appropriate character in future periods. The Company regularly assesses the ability to realize its deferred tax assets and establish a valuation allowance if it is more-likely-than-not that some portion of the deferred tax assets will not be realized. The Company weighs all available positive and negative evidence, including its earnings history and results of recent operations, projected future taxable income, and tax planning strategies.

The amount of the deferred tax asset considered realizable, however, could be adjusted if estimates of future taxable income during the carryforward period are reduced or increased or if objective negative evidence in the form of cumulative losses is no longer present and additional weight may be given to subjective evidence such as the Company’s projections for growth. The adjustments of a valuation allowance against deferred tax assets may cause greater volatility in the effective tax rate in the periods in which the valuation allowance is adjusted. Based upon the level of historical taxable profit and projections for future taxable profit over the periods for which the deferred tax assets are deductible, management believes it is probable that the Company will utilize the benefits of these deferred tax assets as of December 31, 2023 and 2022. Uncertainty of estimates of future taxable profit could increase due to changes in the economic environment surrounding the Company, effects by market conditions, effects of currency fluctuations or other factors.

Uncertain tax positions

The Company evaluates each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measures the unrecognized benefits associated with the tax positions. As of December 31, 2023 and 2022, the management considered the Company did not have any significant unrecognized uncertain tax positions. The Company did not incur any interest or penalties tax for the years ended December 31, 2023, 2022 and 2021. The Company does not anticipate any significant increases or decreases in unrecognized tax benefits in the next twelve months from December 31, 2023. Open tax years in Japan are five years. The Company’s Japan income tax return filed for the tax years ending from December 31, 2019 through December 31, 2023 are subject to examination by the relevant taxing authorities. The Company’s tax attributes from prior periods remain subject to adjustment.